FLOW-THROUGH SHARE PREMIUM LIABILITY	12 Months Ended
Dec. 31, 2023
Text block [abstract]
FLOW-THROUGH SHARE PREMIUM LIABILITY
9.	FLOW-THROUGH SHARE PREMIUM LIABILITY
IsoEnergy has raised funds through the issuance of flow-through shares. Based on Canadian tax law, IsoEnergy is required to spend this amount on eligible exploration expenditures by December 31 of the year following the year in which the shares were issued.
The premium received for a flow-through share, which is the price received for the share in excess of the market price of the share, is recorded as a flow-through share premium liability. This liability is subsequently reduced when the required exploration expenditures are made, on a pro rata basis, and accordingly, a recovery of flow-through premium is then recorded as a reduction in the deferred tax expense to the extent that deferred income tax assets are available.
As of December 31, 2022, IsoEnergy was obligated to spend $4,919 by December 31, 2023 on eligible exploration expenditures. As the commitment was satisfied, the remaining balance of the flow-through premium liability was
derecognized. The entirety of the commitment had been satisfied prior to the loss of control of IsoEnergy on December 5 th
, 2023.
The flow-through share premium liability for the years ended December 31, is comprised of:

	2023	2022
Balance, beginning of year	$2,069	$-
Liability incurred on flow-through shares issued	-	2,115
Settlement of flow-though share liability on expenditures	(2,069)	(46)
Balance, end of year	$-	$2,069